Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The sea change that the economy experienced during Putnam High Yield Municipal Trust's semiannual period ended September 30, 2001, provided plenty of challenges for Fund Manager Blake Anderson and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp reduction in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that even after the tragedy, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Blake discusses in detail the environment in which the team worked during the first half of fiscal 2002 and reviews the strategy they used within that framework, both before and after the attacks. As the fund moves through the remainder of the fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

During the six months ended September 30, 2001, the first half of Putnam High Yield Municipal Trust's fiscal year, the Federal Reserve Board continued the aggressive program of lowering interest rates it began in January in an effort to halt the steep decline in the U.S. economy. Concern about a recession had replaced inflation worries, as reduced capital spending led to earnings disappointments and layoffs at some leading U.S. companies, and consumer spending began to ebb. Although short-term interest rates fell, long-term rates actually rose during this period, reflecting growing economic uncertainty. Credit spreads, the difference in yields available on AAA-rated securities compared to bonds with greater credit risk, narrowed significantly.

Total return for 6 months ended 9/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                1.46%              0.71%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* AIRLINE, INSURANCE BONDS HIT ESPECIALLY HARD

The September 11 terrorist attacks shocked the world, and trading on both the stock and markets shut down temporarily. When the markets reopened on September 17, the stock market was especially hard hit as investors gave in to pent-up selling pressure. However, both the stock and bond markets showed signs of recovery in late September, with the notable exception of the airline and insurance sectors.

We had positioned the portfolio to anticipate narrowing credit spreads and we had been carefully building the fund's position in bonds rated A or lower during much of the first half of the fiscal year. Although not the largest sector, airport bonds as well as some airline-backed issues have been a significant portion of this fund's portfolio because of their high income and low valuations, and these were affected by the decline in the airline industry. However, the fund's six-month performance was positive because of the success of its strategies prior to the September 11 tragedy.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 31.9%

AA/Aa -- 1.0%

A -- 9.3%

BBB/Baa -- 21.4%

BB/Ba -- 21.2%

B -- 11.6%

Other -- 3.6%

Footnote reads:
*As a percentage of market value as of 9/30/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HEALTH CARE, UTILITIES CONTRIBUTED STRENGTH

Health care and hospital bonds, the largest industry sector in the portfolio, have done well, primarily because they were so undervalued last year. As the economy slowed and other sectors were negatively affected, investors began to notice that this sector was regaining financial health. This recognition, as well as a perception that hospitals and other health-care facilities may be relatively recession resistant, stimulated demand for bonds issued for the benefit of hospitals and other health-care facilities. The relatively high coupons many health-care and hospital bonds carry provided additional appeal.

Utilities have been another positive sector for your fund, both in terms of income and price support. Years of adapting to deregulation had put a cloud over this sector, but that dissipated somewhat last year when the IRS released rules that would allow state-owned utilities to sell power to private parties. However, economic uncertainty and fluctuating energy prices continue to be a source of concern for investors in this otherwise financially sound, relatively recession-resistant area of the economy.

During the first five months of the fiscal year, the fund's holdings in airport bonds and some airlines contributed to its high current income and relative price stability. Although this sector was downgraded in the wake of September 11 events, we have been looking ahead for new opportunities, examining each of the fund's holdings individually to determine creditworthiness and deciding how we might optimize our position.

There may be defaults and bankruptcies among the weaker carriers, but the strong ones should survive. People are already getting back into the air and the federal aid package for the industry should help the larger companies going forward. The questions we are considering now include how the industry will be restructured and whether we have selected the right bonds for the post-crisis environment. For investors willing to do their homework, we believe there are opportunities for potential capital appreciation as well as high current income.

* HIGH-YIELD MUNI BONDS REMAINED RELATIVELY STABLE IN UNSTABLE TIMES

In the past several months, many investors have been drawn to the relative calm of the municipal bond market, seeking shelter from major corrections in the world equity markets, substantial weakness in such overseas economies as Japan, and widespread uncertainty about the future of the U.S. economy. Credit spreads at the beginning of the year were wide and have narrowed since then, most noticeably among bonds in the A and Baa ratings, as described by Moody's Investors Service. Although credit spreads widened immediately after September 11, it seems reasonable to expect the previous pattern to resume as calm is restored to the marketplace.

During the first five months of the funds' fiscal year, owners of municipal bonds who opened their newspapers each day to check price changes in their holdings had relatively little to complain about. Income from municipal bonds has remained relatively stable, even in the lower tiers of the market. One exception was California's bond market, which was upset by the state's energy crisis. But energy prices have retreated during the year and the state is working on a long-term solution to its energy needs.

New York City now faces massive spending in the wake of the destruction of the World Trade Center, but it is also likely to receive substantial federal aid. Part of the market's immediate reaction to New York state bonds may be to discount a likely increase in supply, since a considerable amount of new paper is likely to be issued. Although both these situations affected the fund's portfolio, its national diversification softens the impact of events in any one state, and our strategies focus more on industries than on geography.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health
Care Facility
9.25%, 7/1/25

Delaware Valley Regional Finance
Authority
7.75%, 7/1/27

Los Angeles, California, Regional
Airport Improvement Corp.
9.25%, 8/1/24

Butler, Alabama, Industrial
Development Board
8.00%, 9/1/28

Georgia State G.O. Bonds, Ser. B,
5.75%, 8/1/03

Texas State Housing and
Community Affairs Home Mortgage
10.859%, 7/2/24

Massachusetts State Industrial
Financing Authority
9.00%, 5/1/22

Indianapolis Industrial Airport
Authority
7.10%, 1/15/17

Massachusetts State Housing
Financial Agency
6.15%, 12/1/29

Hodge County, Louisiana,
Combined Utility
9.00%, 3/1/10

Footnote reads:
These holdings represent 27.0% of the fund's assets as of 9/30/01. Portfolio holdings will vary over time.


Overall, widening credit spreads have given us an unusual opportunity to invest in high-yield bonds at low prices while increasing the fund's income level. Putnam has always put special emphasis on in-depth credit analysis and security selection, both among new issues and in the secondary market. This is especially important for your fund, because of its focus on below-investment-grade bonds. We believe that as long as lower-rated credit investments are widely diversified and meticulously researched, they can be an intelligent investment choice.

* LOW INTEREST-RATE ENVIRONMENT MAY RENEW DEMAND

The tragedies of September 11 and the ensuing war on terrorism are likely to delay an economic recovery. However, the fundamentals are positive. Interest rates are generally low, as is inflation, and the federal government seems determined to use tax cuts and monetary policy to stimulate the economy. The U.S. economy is still the most productive in the world and it has a history of resilience. Once a recovery gets under way, we believe that high-yield securities are likely to experience strong demand, especially now that the yield on short-term Treasury bonds, for example, is down to zero when adjusted for inflation.

Months of discouraging economic news and falling stock prices may have given investors a renewed appreciation of the importance of wealth preservation as well as growth. In the coming months, we believe municipal bonds, including high-yield securities, will become integrated into more investors' overall wealth-accumulation plans. But rising demand is also likely to be met with an increase in supply as state and federal budget surpluses disappear and new bonds must be issued.

In general, we believe it is important for shareholders to focus on their individual long-term goals rather than chase the best returns from one period to the next. Markets fluctuate, but goals remain the same. Ideally, municipal bonds should serve as an anchor in your portfolio, acting as a buffer against more volatile securities as they provide income exempt from federal taxes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of those bonds may affect the issuer's ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal bonds.

TOTAL RETURN FOR PERIODS ENDED 9/30/01

                                               Lehman
                                    Market    Municipal      Consumer
(Since 5/25/89)            NAV      price    Bond Index    price index
-------------------------------------------------------------------------------
6 months                  1.46%      0.71%      3.48%         1.08%
-------------------------------------------------------------------------------
1 year                    6.37       5.38      10.41          2.65
-------------------------------------------------------------------------------
5 years                  25.22      13.23      37.98         12.93
Annual average            4.60       2.52       6.65          2.46
-------------------------------------------------------------------------------
10 years                 89.75      79.60      97.70         29.88
Annual average            6.61       6.03       7.05          2.65
-------------------------------------------------------------------------------
Annual average
(life of fund)            6.72       5.88       7.44          3.00
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/01

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                           6
-------------------------------------------------------------------------------
Income                                        $0.270
-------------------------------------------------------------------------------
Capital gains 1                                  --
-------------------------------------------------------------------------------
  Total                                       $0.270
-------------------------------------------------------------------------------
Preferred shares                        Series A (900 shares)
-------------------------------------------------------------------------------
Income                                       $716.58
-------------------------------------------------------------------------------
  Total                                      $716.58
-------------------------------------------------------------------------------
Share value (common shares)           NAV            Market price
-------------------------------------------------------------------------------
3/31/01                              $8.22              $8.220
-------------------------------------------------------------------------------
9/30/01                               8.07               8.010
-------------------------------------------------------------------------------
Current return (common shares)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                6.69%               6.74%
-------------------------------------------------------------------------------
Taxable
equivalent 3                         10.99               11.07
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of the most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
September 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.7%)
-------------------------------------------------------------------------------------------------------------------
$         5,750,000 Butler, Indl. Dev. Board Rev. Bonds
                    (Solid Waste Disp. James River Corp.),
                    8s, 9/1/28                                                            BBB-       $    6,152,500

Arizona (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr. - A),
                    7 1/4s, 12/1/19                                                       BB-/P           1,025,000
          2,500,000 Coconino Cnty., Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.),
                    Ser. A, 7 1/8s, 10/1/32                                               Ba3             2,596,875
                                                                                                      -------------
                                                                                                          3,621,875

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            2,060,000

California (5.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CA Poll. Control Fin. Auth. Ind. Dev.
                    (Pacific Gas & Electric), Ser. A, MBIA,
                    5.35s, 12/1/16                                                        AAA             1,052,500
          2,000,000 Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads), 5 3/4s, 1/15/40                                      Baa3            2,057,500
          1,000,000 Gilroy Project Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P               988,750
          6,220,000 Los Angeles, Regl. Arpt. Rev. Bonds
                    (Continental Airlines), 9 1/4s, 8/1/24                                BB-/P           6,220,000
          1,500,000 Sunnyvale, Special Tax Rev. Bonds
                    (Cmnty. Facs. Dist. No. 1), 7 3/4s, 8/1/32                            BB-/P           1,526,250
                                                                                                      -------------
                                                                                                         11,845,000

Colorado (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       BB/P            1,018,750
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          3,670,000 8 3/4s, 11/15/23                                                      A2              3,770,191
          1,330,000 8 3/4s, 11/15/23 Prerefunded                                          Aaa             1,366,389
            500,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1               509,375
                                                                                                      -------------
                                                                                                          6,664,705

Connecticut (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 CT State HFA Yale U. Ed. Fac. Auth. VRDN,
                    Ser. U, 2.15s, 7/1/33                                                 VMIG1           1,500,000

Delaware (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                    Ser. C, AMBAC, 7 3/4s, 7/1/27                                         Aaa             6,825,000

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 District of Columbia, Tobacco Settlement Fin. Corp.
                    Rev. Bonds, 6 3/4s, 5/15/40                                           A1              1,636,875

Florida (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs.
                    Rev. Bonds (Cypress Cove Hlth. Pk.),
                    Ser. A, 6 3/8s, 10/1/25                                               BB-/P           1,370,625
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Baa3              630,750
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            2,047,500
                                                                                                      -------------
                                                                                                          4,048,875

Georgia (6.9%)
-------------------------------------------------------------------------------------------------------------------
          3,025,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                          AAA/P           3,231,759
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlthcare Sys.), 6 1/4s, 10/1/18                              B/P             1,920,000
                    GA Med. Ctr. Hosp. Auth. IFB
          2,700,000 8.719s, 8/1/10                                                        Aaa             2,991,546
          1,200,000 MBIA, 8.719s, 8/1/10                                                  Aaa             1,306,068
          5,785,000 GA State G.O. Bonds, Ser. B, 5 3/4s, 8/1/03                           Aaa             6,132,100
                                                                                                      -------------
                                                                                                         15,581,473

Illinois (4.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          4,250,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Ba2             4,175,625
          1,750,000 (United Airlines), Ser. C, 6.3s, 5/1/16                               B2              1,515,938
          2,680,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B3              1,608,000
                    IL Hlth. Fac. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.), Ser. A
          1,210,000 7 7/8s, 7/1/20 (acquired 1/25/96,
                    cost $1,210,000) (RES)                                                AAA/P           1,433,850
            895,000 2.237s, 7/1/20                                                        D/P               599,650
                                                                                                      -------------
                                                                                                          9,333,063

Indiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            4,702,500

Iowa (4.7%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                     Initiatives), 9 1/4s, 7/1/25                                         BBB-/P         10,518,745

Kentucky (2.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2              4,135,000
          1,395,000 Jefferson Cnty., 1st Mtge. Rev. Bonds
                    (AHF/KY-IOWA, Inc.), 5 1/8s, 1/1/20                                   D/P               837,000
                                                                                                      -------------
                                                                                                          4,972,000

Louisiana (5.2%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 Hodge, Combined Util. Rev. Bonds
                    (Stone Container Corp.), 9s, 3/1/10                                   B/P             4,657,132
          2,150,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                    Rev. Bonds (Solid Waste Disp. James
                    River Corp.), Ser. A, 8s, 11/1/25                                     B-/P            2,214,500
          2,500,000 LA Pub. Fac. Auth. 1st. Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,564,600
          2,150,000 Plaquemines Port Harbor & Terminal Dist.
                    Marine Term Fac. Rev. Bonds (Electro-Coal-A),
                    5s, 9/1/07                                                            A3              2,211,813
                                                                                                      -------------
                                                                                                         11,648,045

Massachusetts (10.9%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          2,000,000 Ser. 99-1, 7 1/4s, 1/1/35
                    (acquired 11/18/99, cost $2,000,000) (RES)                            B-/P            2,097,500
          1,000,000 Ser. 1, 6.65s, 1/1/35
                    (acquired 11/18/99, cost $1,000,000) (RES)                            BB+/P           1,051,250
          1,650,000 MA State Dev. Fin. Agcy. Rev. Bonds Hlth. Facs.
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,685,063
          1,575,000 MA State Hlth. & Edl. Facs. Board Auth. Rev. Bonds
                    (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,634,063
          1,750,000 MA State Hlth. & Edl. Fac. Auth. IFB
                    (St. Elizabeth Hosp.), Ser. E, FSA, 10.82s, 8/12/21                   Aaa             1,828,750
          4,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                    MBIA, 6.15s, 12/1/29                                                  Aaa             4,657,500
                    MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
                    (Southeastern MA)
          1,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           1,455,216
          3,496,500 Ser. A, 9s, 7/1/15                                                    BB-/P           3,633,213
                    MA State Indl. Fin. Agcy. Rev. Bonds
          4,500,000 (Orchard Cove, Inc.), U.S. Govt. Coll., 9s, 5/1/22                    AAA/P           4,805,685
          3,220,000 (Evanswood Bethzatha), 7.85s, 1/15/17
                    (acquired 12/13/96, cost $3,220,000) (RES)                            D/P             1,706,600
                                                                                                      -------------
                                                                                                         24,554,840

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,485,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          2,776,988
          1,350,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture),
                    5 3/4s, 10/1/22                                                       AAA/P           1,469,813
          1,000,000 MI State Strategic Fund Resource Recvy. Ltd. Oblig.
                    Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27 (In default) (NON)                                 CCC/P             650,000
          2,000,000 MI State Strategic Fund Solid Waste Disp. Rev.
                    Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                          BB+/P           2,005,000
                                                                                                      -------------
                                                                                                          6,901,801

Minnesota (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 Minneapolis & St. Paul Metropolitan Arpts. Comm.
                    Rev. Bonds (North West Air Lines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            1,201,313

Montana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,176,250

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    10.46s, 12/8/16                                                       Aaa             1,047,410

Nevada (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty., G.O. Bonds (Pk & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,640,000
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,124,800
                                                                                                      -------------
                                                                                                          6,764,800

New Hampshire (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-              962,500
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P              777,500
          1,394,189 NH State Bus. Fin. Auth. Swr. & Solid Waste
                    Rev. Bonds (Crown Paper), 7 7/8s, 7/1/26
                    (In default) (NON)                                                    D/P               263,153
                                                                                                      -------------
                                                                                                          2,003,153

New Jersey (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group)
          2,500,000 7 1/2s, 7/1/30                                                        Baa3            2,662,500
            660,000 7 3/8s, 7/1/15                                                        Baa3              706,200
                                                                                                      -------------
                                                                                                          3,368,700

New York (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                    FGIC, 10.883s, 7/1/29 (acquired 12/19/94,
                    cost $2,435,729) (RES)                                                Aaa             2,928,688
          3,000,000 NY State Hsg. Fin. Agcy. Svcs. Contracts Oblig.
                    Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                                   AAA             3,130,290
          2,000,000 NY State Local Govt. Assistance Corp. Rev. Bonds,
                    Ser. D, 6 3/4s, 4/1/21                                                Aaa             2,085,400
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,578,750
          2,160,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      Caa2            2,160,000
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21                     BB-/P             820,000
                                                                                                      -------------
                                                                                                         12,703,128

North Dakota (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            2,155,000

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,590,000

Oklahoma (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   Aaa             1,048,750

Oregon (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P             908,750

Pennsylvania (8.1%)
-------------------------------------------------------------------------------------------------------------------
            985,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              1,052,719
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,061,250
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          3,250,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A3              3,855,313
            500,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3                513,125
          2,500,000 PA State Higher Ed. Assistance Agcy. Student Loan
                    IFB, AMBAC, 10.889s, 9/3/26                                           Aaa             2,981,250
          4,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways Project), 8 1/8s, 5/1/30                     B-/P            2,080,000
          2,100,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                    8 5/8s, 11/15/16                                                      Aaa             2,157,519
          3,400,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 9.69s, 9/1/13                                 Aaa             3,778,250
            750,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              753,750
                                                                                                      -------------
                                                                                                         18,233,176

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              656,250
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              3,183,750
                                                                                                      -------------
                                                                                                          3,840,000

Tennessee (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds (Mtn. States Hlth.), Ser. A,
                    7 1/2s, 7/1/33                                                        Baa2            2,687,500

Texas (7.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P             878,750
          2,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Ba2             2,321,875
          3,970,000 Austin, Util. Rev. Bonds, FSA, 5 3/4s, 11/15/04                       Aaa             4,302,488
            620,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P             666,847
          1,325,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds,
                    VRDN (St. Lukes Episcopal Hosp.),
                    2.65s, 2/15/27                                                        A-1+            1,325,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa2            2,387,500
          4,700,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, GNMA Coll, FNMA Coll, 10.859s, 7/2/24                         AAA             5,863,250
                                                                                                      -------------
                                                                                                         17,745,710

Utah (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Util. Rev. Bonds
                    (Laidlaw Solid Waste Disp.),
                    Ser. A, 7 1/2s, 2/1/10                                                BB-             3,419,625
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds
                    (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27
                    (In default) (NON)                                                    D/P               160,000
                                                                                                      -------------
                                                                                                          3,579,625

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3              883,750

Washington (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 Port of Seattle, Special Facs. Rev. Bonds
                    (Northwest Airlines Project), 7 1/4s, 4/1/30                          B+/P            1,765,688
          1,650,000 WA. St. G.O. Bonds, Ser. B, 5 1/2s, 5/1/09                            Aa1             1,812,937
                                                                                                      -------------
                                                                                                          3,578,625

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds
                    (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                              BB+             2,012,500

Wisconsin (0.2%)
-------------------------------------------------------------------------------------------------------------------
            430,000 WI Hsg. & Econ. Dev. Auth. IFB
                    (Home Ownership Dev.), 11.618s, 10/25/22                              Aa3               438,600
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $226,135,766) (b)                                        $  221,534,037
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $224,374,542.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $226,135,766, resulting in gross unrealized appreciation and depreciation of $11,469,966 and $16,071,695, respectively, or net unrealized depreciation of $4,601,729.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $9,217,888 or 4.1% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's and FRB's are the current interest rates at September 30, 2001.

      The fund had the following industry group concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

            Health care          27.0%
            Transportation       19.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $226,135,766) (Note 1)                                        $221,534,037
-------------------------------------------------------------------------------------------
Cash                                                                                116,148
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,239,552
-------------------------------------------------------------------------------------------
Total assets                                                                    225,889,737

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,000,236
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        398,306
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           43,164
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,997
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,109
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               53,383
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,515,195
-------------------------------------------------------------------------------------------
Net assets                                                                     $224,374,542

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                $45,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       205,352,458
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (608,132)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,768,055)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (4,601,729)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $224,374,542

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $ 45,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A
remarketed preferred shares                                                          11,834
-------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed
preferred shares-liquidation preference                                        $ 45,011,834
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $179,362,708
-------------------------------------------------------------------------------------------
Net assets per common share ($179,362,708 divided by 22,228,380 shares)               $8.07
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Tax exempt interest income:                                                     $ 8,115,355

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    797,502
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       96,779
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,469
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,505
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               76,750
-------------------------------------------------------------------------------------------
Other                                                                                80,920
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,062,925
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (33,389)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,029,536
-------------------------------------------------------------------------------------------
Net investment income                                                             7,085,819
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (69,753)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (129,443)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the period                                          (3,664,732)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (3,863,928)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 3,221,891
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                     September 30         March 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $7,085,819      $14,053,160
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (199,196)      (2,596,901)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (3,664,732)       3,883,669
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,221,891       15,339,928
--------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income:                                              (644,921)      (1,873,713)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $11,834 and $12,759, respectively)                  2,576,970       13,466,215
--------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income:                                            (5,999,165)     (12,576,888)
--------------------------------------------------------------------------------------------------
Increase from issuance of common shares
in connection with reinvestment of distributions                          169,900          375,957
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (3,252,295)       1,265,284

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   227,626,837      226,361,553
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $608,132 and
$1,049,865, respectively)                                            $224,374,542     $227,626,837
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       22,207,810       22,161,672
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions             20,570           46,138
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             22,228,380       22,207,810
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                900              900
--------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
-------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.22        $8.18        $9.14        $9.28        $9.12        $9.16
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                    .32          .63          .68          .71          .75          .80
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .06         (.95)        (.09)         .18         (.08)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .15          .69         (.27)         .62          .93          .72
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income:
-------------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.03)        (.08)        (.07)        (.07)        (.08)        (.07)
-------------------------------------------------------------------------------------------------------------------
To common shareholders                  (.27)        (.57)        (.62)        (.69)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.30)        (.65)        (.69)        (.76)        (.77)        (.76)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)          $8.07        $8.22        $8.18        $9.14        $9.28        $9.12
-------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)          $8.01        $8.22        $7.25       $10.94       $10.50       $10.25
-------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                       .71*       21.63       (28.75)       11.35         9.67        10.26
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $224,375     $227,627     $226,362     $246,683     $248,063     $242,836
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .58*        1.14         1.19         1.14         1.15         1.15
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.54*        6.74         7.09         6.90         7.27         8.05
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.24*       12.30        16.17         6.92        16.78         9.30
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, LLC, believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $19,471,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,134,000    March 31, 2003
     1,309,000    March 31, 2004
     7,979,000    March 31, 2006
     3,861,000    March 31, 2007
     1,445,000    March 31, 2008
     1,743,000    March 31, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2001 was 2.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2001, the fund's expenses were reduced by $33,389 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $588 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,540,281 and $20,346,587, respectively. Purchases and sales of short-term municipal obligations aggregated $20,825,000 and $24,000,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the funds amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the funds did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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